Prospectus Supplement Dated August 25, 2020 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Variable 5	Lincoln CVUL Series III Elite
Lincoln Corporate VUL	Lincoln Corporate Variable 4
Lincoln CVUL Series III

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Lincoln Corporate Variable 5	Lincoln CVUL Series III Elite Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The names of the following funds will be changed effective September 25, 2020. There are no changes to the fees or investment objectives. All other information about the funds can be found in the fund’s prospectus.

CURRENT FUND NAME	NEW FUND NAME

American Century VP Income and Growth Fund	American Century VP Disciplined Core Value Fund

Please retain this Supplement for future reference.